ATAC Credit Rotation ETF
Schedule of Investments
November 30, 2025 (Unaudited)
EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
iShares iBoxx $ High Yield Corporate Bond ETF(a)	53,913	$4,366,414
Xtrackers USD High Yield Corporate Bond ETF(a)	50,570	1,872,102
TOTAL EXCHANGE TRADED FUNDS (Cost $6,239,561)		6,238,516

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%	Shares	Value
First American Government Obligations Fund - Class X, 3.92%(b)	23,343	23,343

TOTAL SHORT-TERM INVESTMENTS (Cost $23,343)		23,343

TOTAL INVESTMENTS - 100.3% (Cost $6,262,904)		$6,261,859
Liabilities in Excess of Other Assets - (0.3)%		(21,776)
TOTAL NET ASSETS - 100.0%		$6,240,083

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	The rate shown represents the 7-day annualized effective yield as of November 30, 2025.